                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 March 8, 2005
                              --------------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-15190              13-3159796
          ----------                  ---------            ------------
(State or other jurisdiction of      (Commission         (I.R.S. Employer
        incorporation)               File Number)        Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                     --------------------------------------
                    (Address of principal executive offices)


                                 (631) 962-2000
                        ---------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                             ----------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On March 8, 2005, Prosidion Limited ("Prosidion"), a majority owned subsidiary of OSI Pharmaceuticals, Inc. ("OSI"), entered into a Scientific Advisory Board and Consulting Agreement (the "Agreement") with Dr. Daryl Granner, a member of the Board of Directors of OSI and the Board of Directors of Prosidion. The Agreement provides that Dr. Granner will continue to serve as chairman of Prosidion's Scientific Advisory Board and continue to provide advice to Prosidion about research, development and marketing of diabetes, metabolic diseases and obesity products. The Agreement terminates on December 31, 2005 unless extended by mutual agreement. In consideration for the services provided by Dr. Granner under the Agreement, Prosidion will pay Dr. Granner a monthly fee at the rate of $75,000 per year, pro rated from the effective date of the Agreement, March 8, 2005 (the "Effective Date"), until the termination of the Agreement, as well as travel and other out-of-pocket expenses. In addition, Dr. Granner will be paid $31,250 for services rendered by him to Prosidion for the period of October 1, 2004 until the Effective Date of the Agreement.

ITEM 9.01 EXHIBITS

EXHIBIT NO.    DESCRIPTION

10.1        Scientific Advisory Board and Consulting Agreement between Prosidion
            Limited and Dr. Daryl Granner.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2005                   OSI PHARMACEUTICALS, INC.

                                      By:  /s/ Robert L. Van Nostrand
                                          --------------------------------------
                                          Robert L. Van Nostrand
                                          Vice President and Chief Financial
                                          Officer (Principal Financial Officer)

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
10.1           Scientific Advisory Board and Consulting Agreement between
               Prosidion Limited and Dr. Daryl Granner.


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